Putnam VT Large Cap Value Fund†
† Effective 4/30/21, the fund changed its name from Putnam VT Equity Income Fund.
The fund's portfolio
3/31/21 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Aerospace and defense (2.6%)
Northrop Grumman Corp.	78,520	$25,412,213
Raytheon Technologies Corp.	197,730	15,278,597

		40,690,810
Airlines (2.1%)
Southwest Airlines Co.(NON)	532,799	32,532,707

		32,532,707
Automobiles (2.2%)
General Motors Co.(NON)	598,060	34,364,528

		34,364,528
Banks (12.3%)
Bank of America Corp.	1,428,935	55,285,495
Citigroup, Inc.	680,615	49,514,741
JPMorgan Chase & Co.	351,206	53,464,089
KeyCorp	425,620	8,503,888
PNC Financial Services Group, Inc. (The)	131,630	23,089,218

		189,857,431
Beverages (1.8%)
Keurig Dr Pepper, Inc.(S)	328,331	11,284,736
PepsiCo, Inc.	115,620	16,354,449

		27,639,185
Biotechnology (3.9%)
AbbVie, Inc.	206,380	22,334,444
Amgen, Inc.	82,740	20,586,539
Regeneron Pharmaceuticals, Inc.(NON)	36,440	17,241,222

		60,162,205
Building products (2.1%)
Fortune Brands Home & Security, Inc.	123,830	11,865,391
Johnson Controls International PLC	353,180	21,074,251

		32,939,642
Capital markets (3.9%)
Apollo Global Management, Inc.	239,110	11,240,561
Charles Schwab Corp. (The)	198,900	12,964,302
Goldman Sachs Group, Inc. (The)	73,229	23,945,883
State Street Corp.	145,480	12,221,775

		60,372,521
Chemicals (3.7%)
Albemarle Corp.	22,425	3,276,517
Corteva, Inc.	450,620	21,007,904
Dow, Inc.	365,895	23,395,326
DuPont de Nemours, Inc.	77,355	5,977,994
Sherwin-Williams Co. (The)	4,740	3,498,167

		57,155,908
Communications equipment (1.1%)
Cisco Systems, Inc./California	323,770	16,742,147

		16,742,147
Construction materials (1.2%)
CRH PLC (Ireland)	410,600	19,245,980

		19,245,980
Consumer finance (0.8%)
Capital One Financial Corp.	97,560	12,412,559

		12,412,559
Electric utilities (4.2%)
American Electric Power Co., Inc.	220,220	18,652,634
Exelon Corp.	515,870	22,564,154
NRG Energy, Inc.	642,000	24,222,660

		65,439,448
Electrical equipment (1.1%)
Eaton Corp. PLC	121,560	16,809,317

		16,809,317
Electronic equipment, instruments, and components (0.8%)
Vontier Corp.(NON)	403,381	12,210,343

		12,210,343
Energy equipment and services (0.3%)
Halliburton Co.	208,100	4,465,826

		4,465,826
Entertainment (1.1%)
Activision Blizzard, Inc.	183,040	17,022,720

		17,022,720
Equity real estate investment trusts (REITs) (3.2%)
American Tower Corp.(R)	60,578	14,481,777
Boston Properties, Inc.(R)	156,740	15,871,492
Gaming and Leisure Properties, Inc.(R)	449,572	19,075,340

		49,428,609
Food and staples retail (3.9%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	439,648	19,722,609
Walmart, Inc.	293,770	39,902,779

		59,625,388
Health-care equipment and supplies (1.7%)
Baxter International, Inc.	159,320	13,437,049
Danaher Corp.	56,700	12,762,036

		26,199,085
Health-care providers and services (1.8%)
Cigna Corp.	113,060	27,331,124

		27,331,124
Hotels, restaurants, and leisure (1.9%)
Aramark	326,100	12,320,058
Hilton Worldwide Holdings, Inc.(NON)	137,142	16,583,211

		28,903,269
Household durables (1.2%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $13) (Private) (Germany)(NON)(F)(RES)	20	18
PulteGroup, Inc.	338,510	17,751,464

		17,751,482
Household products (1.4%)
Procter & Gamble Co. (The)	164,600	22,291,778

		22,291,778
Industrial conglomerates (1.1%)
General Electric Co.	290,260	3,811,114
Honeywell International, Inc.	57,320	12,442,452

		16,253,566
Insurance (3.0%)
American International Group, Inc.	301,280	13,922,149
Assured Guaranty, Ltd.	422,447	17,861,059
AXA SA (France)	510,780	13,707,925

		45,491,133
IT Services (1.7%)
Fidelity National Information Services, Inc.	181,970	25,586,802

		25,586,802
Media (3.0%)
Charter Communications, Inc. Class A(NON)	39,310	24,255,056
Comcast Corp. Class A	416,200	22,520,582

		46,775,638
Metals and mining (2.5%)
Freeport-McMoRan, Inc. (Indonesia)(NON)	1,193,850	39,313,481

		39,313,481
Multi-utilities (0.7%)
Ameren Corp.	131,190	10,673,618

		10,673,618
Multiline retail (1.4%)
Target Corp.	111,270	22,039,249

		22,039,249
Oil, gas, and consumable fuels (6.1%)
BP PLC (United Kingdom)	2,088,100	8,481,951
ConocoPhillips	432,540	22,911,644
Enterprise Products Partners LP	489,220	10,772,624
EOG Resources, Inc.	74,510	5,404,210
Exxon Mobil Corp.	282,988	15,799,220
TOTAL SA (France)(S)	209,610	9,777,079
Valero Energy Corp.	298,980	21,406,968

		94,553,696
Pharmaceuticals (5.9%)
AstraZeneca PLC ADR (United Kingdom)(S)	301,180	14,974,670
Eli Lilly and Co.	98,590	18,418,584
Johnson & Johnson	189,060	31,072,011
Merck & Co., Inc.	243,955	18,806,491
Pfizer, Inc.	198,863	7,204,806
Viatris, Inc.(NON)	24,674	344,696

		90,821,258
Road and rail (1.5%)
Union Pacific Corp.	105,160	23,178,316

		23,178,316
Semiconductors and semiconductor equipment (3.2%)
NXP Semiconductors NV	60,750	12,231,405
Qualcomm, Inc.	178,540	23,672,619
Texas Instruments, Inc.	69,000	13,040,310

		48,944,334
Software (3.0%)
Microsoft Corp.	198,910	46,897,011

		46,897,011
Specialty retail (1.0%)
Home Depot, Inc. (The)	51,200	15,628,800

		15,628,800
Thrifts and mortgage finance (1.0%)
Radian Group, Inc.	638,759	14,851,147

		14,851,147
Trading companies and distributors (1.6%)
United Rentals, Inc.(NON)	73,520	24,210,871

		24,210,871
Wireless telecommunication services (0.9%)
T-Mobile US, Inc.(NON)	106,480	13,340,877

		13,340,877

Total common stocks (cost $989,209,713)		$1,510,153,809

CONVERTIBLE PREFERRED STOCKS (1.5%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	7,550	$9,874,796
T-Mobile US, Inc. 144A 5.25% cv. pfd.(NON)	12,346	13,884,929

Total convertible preferred stocks (cost $20,415,131)		$23,759,725

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 0.125%, 7/31/22(i)	$122,000	$122,039

Total U.S. treasury obligations (cost $122,039)		$122,039

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Occidental Petroleum Corp.(S)	8/3/27	$22.00	6,947	$82,739

Total warrants (cost $34,389)				$82,739

SHORT-TERM INVESTMENTS (4.3%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.10%(AFF)	Shares	57,359,386	$57,359,386
Putnam Short Term Investment Fund 0.09%(AFF)	Shares	7,893,160	7,893,160
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04%(P)	Shares	750,000	750,000
U.S. Treasury Cash Management Bills 0.039%, 6/1/21		$500,000	499,987
U.S. Treasury Cash Management Bills 0.010%, 6/29/21		600,000	599,985

Total short-term investments (cost $67,102,499)			$67,102,518
TOTAL INVESTMENTS

Total investments (cost $1,076,883,771)			$1,601,220,830

	FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $98,447,669) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	6/16/21	$3,065,147	$3,108,414	$(43,267)
		Euro	Sell	6/16/21	597,093	605,047	7,954
	Barclays Bank PLC
		British Pound	Sell	6/16/21	16,443,056	16,682,024	238,968
		Euro	Buy	6/16/21	7,198,122	7,295,438	(97,316)
	Goldman Sachs International
		British Pound	Sell	6/16/21	15,451,906	15,666,163	214,257
		Euro	Sell	6/16/21	4,038,366	4,092,805	54,439
	HSBC Bank USA, National Association
		Euro	Sell	6/16/21	3,245,139	3,283,284	38,145
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/16/21	6,465,496	6,547,157	81,661
	State Street Bank and Trust Co.
		British Pound	Buy	6/16/21	3,692,959	3,746,534	(53,575)
		Euro	Sell	6/16/21	17,570,680	17,808,394	237,714
	UBS AG
		British Pound	Buy	6/16/21	3,554,517	3,603,597	(49,080)
		Euro	Sell	6/16/21	13,493,087	13,670,753	177,666
	WestPac Banking Corp.
		Euro	Sell	6/16/21	2,306,985	2,338,059	31,074

	Unrealized appreciation						1,081,878

	Unrealized (depreciation)						(243,238)

	Total						$838,640
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2021 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,542,960,836.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $18, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$19,202,535	$134,210,742	$96,053,891	$11,629	$57,359,386
	Putnam Short Term Investment Fund**	28,324,063	23,621,634	44,052,537	3,216	7,893,160

	Total Short-term investments	$47,526,598	$157,832,376	$140,106,428	$14,845	$65,252,546
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $57,359,386, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $55,690,065.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $34,185 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $35,313 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$77,139,235	$—	$—
Consumer discretionary	118,687,310	—	18
Consumer staples	109,556,351	—	—
Energy	99,019,522	—	—
Financials	322,984,791	—	—
Health care	204,513,672	—	—
Industrials	186,615,229	—	—
Information technology	150,380,637	—	—
Materials	115,715,369	—	—
Real estate	49,428,609	—	—
Utilities	76,113,066	—	—

Total common stocks	1,510,153,791	—	18
Convertible preferred stocks	—	23,759,725	—
U.S. treasury obligations	—	122,039	—
Warrants	82,739	—	—
Short-term investments	750,000	66,352,518	—

Totals by level	$1,510,986,530	$90,234,282	$18
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$838,640	$—

Totals by level	$—	$838,640	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$96,200,000
Warrants (number of warrants)	7,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com